Investment Strategy - NORTHEAST INVESTORS TRUST	Feb. 01, 2026
Prospectus [Line Items]
Strategy [Heading]	Primary Investment Strategies
Strategy Narrative [Text Block]

The Trust invests primarily in marketable securities of established companies which the Trust’s portfolio managers believe provide income and which, where consistent with the objective, may have potential for capital appreciation. These investments may include bonds which may be purchased at a discount or premium, preferred securities, common stocks, convertible securities and securities with warrants attached. The Trust’s portfolio emphasizes high yield corporate bonds (sometimes referred to as ‘junk bonds’) which are unrated or rated as lower than investment grade by either of the two principal rating services. Equity investments, which are generally acquired via corporate debt restructurings, are considered for their potential for appreciation.